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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             AMKOR TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                       000-29472                             23-1722724
(State of other jurisdiction of incorporation)   (Commission Identification Number)   (IRS Employer Identification Number)

                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
              (Address of principal executive offices and zip code)

                                 (610) 431-9600
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Transcript of Amkor Technology, Inc. Second Quarter 2003 Earnings Conference Call held on July 28, 2003.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 28, 2003, Amkor Technology, Inc. hosted a publicly available telephone conference call concerning its second quarter and year to date 2003 results of operations and financial condition. The press release related to this conference call was filed under Form 8-K on July 29, 2003. The transcript of this conference call has been furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMKOR TECHNOLOGY, INC.

                                          By: /s/ KENNETH T. JOYCE
                                          ------------------------
                                          Kenneth T. Joyce
                                          Chief Financial Officer

Dated: August 1, 2003